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                                                                   EXHIBIT 11(a)


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Old Mutual Equity Growth Assets South Africa Fund:

We consent to the use of our report, dated July 25, 1997, incorporated herein by reference and to the reference to our firm under the heading "Independent Accountants" in Part B of the registration statement.



                                    KPMG Peat Marwick LLP

Boston, Massachusetts
September 26, 1997